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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As Independent Public Accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File Number 33-80369, 33-80371, 33-82866 and 33-99828.



                                        ARTHUR ANDERSEN LLP

New Orleans, Louisiana
July 15, 1997